Fees Summary	Sep. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 648.50
Total Fee Amount	650.63
Total Transaction Valuation	4,249,736.00
Total Offset Amount	0.00
Net Fee	$ 2.13